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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
[_]  Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Additional Materials           RULE 14A-6(E)(2))
                                          [_]  Soliciting Material Pursuant to
                                               Rule 14a-11 (c) or Rule 14a-12

                            Burnham Investors Trust
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               (Name of Registrant as Specified In Its Charter)


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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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Notes:



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                            Burnham Investors Trust
                    1325 Avenue of the Americas, 26th Floor
                           New York, New York 10019
                                1-800-221-3079
                           contact@burnhamfunds.com

                           Burnham Money Market Fund
                    Burnham U.S. Treasury Money Market Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                     to be Held Tuesday, October 10, 2000

  This is the formal agenda for the Funds' special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Funds:

  A Special Meeting of Shareholders of the Funds will be held at the offices of Reich & Tang Asset Management, L.P., 600 Fifth Avenue, New York, New York 10020, at 2:00 p.m., New York time, on Tuesday, October 10, 2000, to consider and act upon the following:

    1. To approve a new investment subadvisory agreement with Reich & Tang Asset Management, L.P. The trustees recommend that you vote for this proposal.

    2. Any other business that may properly come before the meeting or any adjournment.

  Shareholders of record as of the close of business on September 1, 2000 are entitled to notice and to vote at the meeting and any adjourned session. The attached proxy statement and proxy card are being mailed to shareholders on or about [September 15, 2000].

                                             By Order of the Board of
                                               Trustees,

                                             Michael E. Barna
                                             Secretary

New York, New York
[September 15, 2000]

 Please respond. Your vote is important. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card. Please take a few minutes to vote now.
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                              PROXY STATEMENT OF
                            BURNHAM INVESTORS TRUST

                           Burnham Money Market Fund
                    Burnham U.S. Treasury Money Market Fund
                                 (the "Funds")

  This proxy statement contains the information you should know before voting on the proposals summarized below.

  The Funds have previously sent their annual report and semi-annual report to shareholders for the periods ending December 31, 1999 and June 30, 2000, respectively. The Funds will furnish without charge a copy of their annual report and most recent semi-annual report to any shareholder who asks for them. Shareholders who want to obtain a copy of the Trust's report(s) should write to the Funds at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, should call 1-800-462-2392 or should send an e-mail to contact@burnhamfunds.com.

                                 INTRODUCTION

  This proxy statement is being used by the trustees of Burnham Investors Trust (the "Trust") to solicit proxies to be voted at a special meeting of shareholders of your Trust. This meeting will be held at the offices at Reich & Tang Asset Management, L.P., 600 Fifth Avenue, New York, New York 10020, at 2:00 p.m., New York time, on Tuesday, October 10, 2000, to consider and act upon the following:

    1. To approve a new investment subadvisory agreement with Reich & Tang Asset Management, L.P. The trustees recommend that you vote for this proposal.

    2. Any other business that may properly come before the meeting or any adjournment.

  This proxy statement and the proxy card are being mailed to your fund's shareholders on or about [September 15, 2000.]

                           WHO IS ELIGIBLE TO VOTE?

  Shareholders of record on September 1, 2000 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign
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a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                THE TRANSACTION

 Information about the Ownership of the Subadviser

  Reich & Tang Asset Management, L.P. (the "Subadviser") is a limited partnership that has one general partner, Reich & Tang Asset Management, Inc. (the "Subadviser General Partner"). Mr. Steven W. Duff is principal executive officer of the Subadviser's Mutual Funds Division. His principal occupation is his position with the Subadviser's Mutual Funds Division. The address of the Subadviser, the Subadviser General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Subadviser also advises pension trusts, profit-sharing trusts and endowments.

  The Subadviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest"). Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Subadviser, to acquire limited partnership units of Nvest, L.P.)

  If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

 The CDC Asset Management/Nvest Merger

  On June 16, 2000, Nvest and CDC Asset Management ("CDC AM") announced that they and certain of their respective affiliated companies had entered

                                       2
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into an Agreement and Plan of Merger (the "Merger Agreement"). Under the
Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Subadviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula the price per unit that CDC AM will pay to acquire Nvest could be reduced if the Funds' shareholders do not approve a new combined subadvisory agreement for the Funds ("new subadvisory agreement"). Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Subadviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Funds' shareholders of a new subadvisory agreement, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs.

  The transaction will result in the automatic termination of the subadvisory agreement currently in effect for each Fund (each Fund's "current subadvisory agreement"). If for some reason the transaction does not occur, the automatic termination of the current subadvisory agreement will not occur, and the new subadvisory agreement will not be entered into, even if it has been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.

  The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de

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Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille,
75007 Paris, France. The registered address of CNP Assurances is 4, place
Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Subadviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

PROPOSAL 1 TO APPROVE A NEW SUBADVISORY AGREEMENT

  The only item of business that the trustees expect to come before the Special Meeting of Shareholders of each Fund (the "meeting") is this proposal to approve a new subadvisory agreement between the Adviser and the Subadviser. As explained below, the proposed new subadvisory agreement for the Funds is identical (except for its effective and termination dates) to the current subadvisory agreement.

  The trustees are proposing a new subadvisory agreement for the Funds because the current subadvisory agreements will terminate when the Subadviser's parent company, Nvest, is acquired by a new parent company, CDC AM. A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including subadvisory agreements such as the current subadvisory agreements, automatically terminate when the investment adviser (including subadvisers such as the Subadviser) or its parent company undergo a significant change of ownership. The trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the new subadvisory agreement for the Funds, so that the Subadviser can continue to manage each Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unit holders of Nvest and Nvest, L.P., Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be

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delayed. If the acquisition does not occur, the new subadvisory agreements would not be needed because the automatic termination of the current subadvisory agreements would not have occurred.

  Under the Investment Company Act, the Subadviser cannot enter into the new subadvisory agreement for a Fund unless the shareholders of that Fund vote to approve the new subadvisory agreement. The meeting is being held to seek shareholder approval of the new subadvisory agreements. No change in the subadvisory fee rate paid by the Adviser to the Subadviser as to either Fund is being proposed.

  The Trustees recommend that the shareholders of the Funds vote to approve the new subadvisory agreement.

 Description of the New Subadvisory Agreement

  The new subadvisory agreement for the Funds is identical to the current subadvisory agreements for the Funds, except that:

  .   one combined subadvisory agreement will be used for the Funds;

  . the date of the new subadvisory agreement will be the date that CDC AM acquires Nvest; and

  . the expiration date of the new subadvisory agreement will be September 30, 2002.

  Appendix A to this proxy statement sets forth information about the current subadvisory agreements, including the dates of the current subadvisory agreements and the advisory fee rates payable under the new subadvisory agreement and the current subadvisory agreements. Appendix B to this proxy statement contains the form of the new subadvisory agreement. Each current subadvisory agreement and the new subadvisory agreement matches the form in Appendix B, except for the names of the Funds and the effective and termination dates of the Agreements. The next paragraph briefly summarizes some important provisions of the new subadvisory agreement, but for a complete understanding of the agreement you should read Appendix A and Appendix B.

  The new subadvisory agreement provides that the Subadviser, under the trustees' and the Adviser's supervision, will:

  .   decide what securities to buy and sell for each Fund's portfolio;

  . select brokers and dealers to carry out portfolio transactions for each Fund; and

  . pay the cost of maintaining staff and personnel, office space and utilities, and any other expenses incurred in connection with the performance of its duties.

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  The new subadvisory agreement provides that it will continue in effect until
September 30, 2002. After that, it will continue in effect as to each Fund from year to year as long as the continuation is approved at least annually:

  . by the trustees or by vote of a majority of the outstanding shares of that Fund; and

  . by vote of a majority of the trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, the Adviser or the Subadviser (these trustees who are not "interested persons" are referred to below as the "independent trustees").

  The new subadvisory agreement may be terminated without penalty as to either
Fund:

  . by vote of the trustees or by vote of a majority of the outstanding shares of that Fund, on sixty days' written notice to the Subadviser;

  .   by the Adviser, on sixty days' written notice to the Subadviser; or

  .   by the Subadviser, upon sixty days' written notice to the Trust.

  The new subadvisory agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include transactions in which a significant change in the ownership of an investment adviser, including a subadviser such as the Subadviser, or its parent company occur (such as the acquisition of Nvest by CDC AM).

  The new subadvisory agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Funds or the Adviser except a loss resulting from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the agreement.

 Basis for the Trustees' Recommendation

  The trustees determined at a meeting held on August 10, 2000 to recommend that each Fund's shareholders vote to approve the new subadvisory agreement.

  Before making this recommendation, the trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's subadvisory agreement in effect from year to year. The trustees considered information about, among other things:

  . the Subadviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

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  .   the terms of the relevant advisory agreements (in this case, the new subadvisory agreements);

  . the scope and quality of the services that the Subadviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds subadvised by other subadvisers;

  . the advisory fee rates payable to the Subadviser by the Adviser and by other funds and client accounts managed or subadvised by the Subadviser, and payable by similar funds managed by other advisers (Appendix C to this proxy statement contains information comparing each Fund's subadvisory fee schedule to the fee schedule for other funds managed or subadvised by the Subadviser that have investment objectives similar to those of the Fund);

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Subadviser's practices regarding the selection and compensation of dealers that execute portfolio transactions for the Funds; and

  . the absence of compensation payable by the Funds to affiliates of the Subadviser for other services.

  In addition to reviewing these kinds of information, which the trustees regularly consider on an annual or more frequent basis, the trustees gave particular consideration to the possible effects on the Subadviser and the Funds of the acquisition of Nvest by CDC AM. Among other things, the trustees considered:

  . the stated intention of Nvest and CDC AM that the Subadviser will continue to have a high degree of autonomy, in performing its subadvisory duties, from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Subadviser that the acquisition will not change the investment approach or process used by the Subadviser in managing the Funds;

  . representations of senior executives of the Subadviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Subadviser as a result of CDC AM's acquisition of Nvest, and representations of the Subadviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Subadviser to help retain and provide incentives to key personnel of the Subadviser; and

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  .   the general reputation and the financial resources of CDC AM and its parent organizations.

  In addition, the trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (including a subadviser such as the Subadviser) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Subadviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the trustees, including the independent trustees, unanimously voted to approve the new subadvisory agreement for the Funds and to recommend that each Fund's shareholders vote to approve the new subadvisory agreement.

 Certain Brokerage Matters

  In evaluating the new subadvisory agreement, the trustees considered the Subadviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Subadviser. The Subadviser has informed the trustees that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

  The Funds' purchases and sales of portfolio securities are usually principal transactions. The Funds normally purchase portfolio securities directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. No brokerage commissions are usually paid for these

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purchases. The Funds have paid no brokerage commissions since their formation.
Any transaction for which the Funds pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

  The Subadviser allocates transactions among various dealers based on its best judgment and in a manner deemed in the best interest of shareholders of the Funds, rather than by any formula. The Subadviser's primary goal is the prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that sell the Funds' shares.

  The Subadviser will make investment decisions for the Funds independently from those for any other accounts or investment companies that may be managed by the Subadviser or its affiliates. If, however, the Funds and other investment companies or accounts managed by the Subadviser simultaneously purchase or sell the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when the Funds and other investment companies managed by the Subadviser contemporaneously purchase and sell the same security, the Subadviser may aggregate purchase or sale orders in order to obtain any price advantages available to large denomination purchasers or sellers.

  The Funds do not execute any portfolio transactions with the Adviser, the Subadviser or their affiliates acting as principal. In addition, the Funds do not buy bankers' acceptances, certificates of deposit or commercial paper from the Adviser, the Subadviser or their affiliates.

 Required Vote

  The shareholders of each Fund will vote separately on the above proposal. Approval of the proposal as to each Fund requires a "majority shareholder vote," defined as the affirmative vote of the lesser of:

  . 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

  . more than 50% of the shares of the Fund outstanding on the record date.

  If the required vote is not obtained for either Fund, the trustees will consider what other actions to take in the best interest of that Fund. The failure of shareholders of one Fund to approve the new subadvisory agreement will not prevent the agreement from being approved by the shareholders of, and taking effect as to, the other Fund.

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                                 OTHER MATTERS

 Voting Rights

  Each share of a Fund is entitled to one vote and each fractional share is entitled to a corresponding fractional vote. The vote required to approve the above proposal is described in the proposal.

                      INFORMATION CONCERNING THE MEETING

 Solicitation of Proxies

  In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail, by other electronic media or in person by the trustees, officers and employees of your Fund, by personnel of the Adviser, the Funds' principal distributor, and the Funds' transfer agent or by broker-dealer firms. The Funds may engage a third party to provide proxy solicitation services.

 Costs of Solicitation

  All of the costs of the meeting, including the costs of soliciting proxies, will be paid by the Subadviser, Nvest, and/or CDC AM. None of these costs will be borne by the Funds.

 Address of the Funds, the Adviser, the Administrator, the Principal
  Distributor and the Subadviser

  The mailing address of the Funds, and Burnham Asset Management Corporation which acts as the adviser and the administrator of the Funds is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

  The mailing address of Burnham Securities, Inc., the distributor of the Funds, is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

  The mailing address of the Subadviser is 600 Fifth Avenue, New York, New York 10020.

 Outstanding Shares and Quorum

  As of September 1, 2000,     shares of Burnham Money Market Fund and
shares of Burnham U.S. Treasury Money Market Fund were outstanding.

  Only shareholders of record on September 1, 2000 are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Fund that are entitled to vote, present, in person, or by proxy, will be considered a quorum for the transaction of business.

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 Other Business

  The trustees know of no business to be presented for consideration at the meeting other than the proposal to approve the new subadvisory agreement in this proxy statement. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies unless the secretary of the Trust has previously received written instructions from the shareholder entitled to vote the shares.

 Adjournments

  If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes to approve the new subadvisory agreement, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of each Fund's shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes to approve the new subadvisory agreement, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

 Voting and Tabulation of Proxies

  Shares represented by your executed proxy will be voted as instructed on the proxy. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached notice of meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, you may revoke your proxy in one of the following ways:

  . By sending a signed, written letter of revocation to the secretary of the Funds,

  . By properly executing a later-dated proxy (by the methods of voting described above), or

  .   By attending the meeting and voting in person.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

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  Votes cast in person or by proxy at the meeting will be counted by persons appointed by the Funds as tellers for the meeting (the "Tellers"). One-third of the shares of each Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the meeting.

  In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which

  .   The broker or nominee does not have discretionary voting power and

  . The broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

                        OWNERSHIP OF SHARES OF THE FUND

  To the knowledge of the Trust, as of September 1, 2000, the following persons owned beneficially 5% or more of the outstanding shares of your Fund.

Burnham
Money
Market        Percent of Shares Beneficially Owned
Fund       Directly or Indirectly on September 1, 2000
-------    -------------------------------------------
[       ]               [       ]
[       ]               [       ]
Burnham
U.S.
Treasury
Money
Market          Percent of Shares Beneficially Owned
Fund        Directly or Indirectly on September 1, 2000
--------   -----------------------------------------------
[       ]               [       ]
[       ]               [       ]

                                                                      Appendix A

                                                      Description of
                                                      Trustee Action Date of Last
                                                        Regarding    Submission of
                                                         Current        Current
                                                       Subadvisory    Subadvisory
                                                        Agreement    Agreement for
                                                          Since       Shareholder
                        Subadvisory  Date of Current   Beginning of  Approval and
                         Fee Rate      Subadvisory     Fund's Last    Reason for
    Name of Fund         Schedule       Agreement      Fiscal Year    Submission
    ------------       ------------- ---------------- -------------- -------------
Burnham Money Market   0.15% if less May 3, 1999           None      April 30,
Fund                   than $100                                     1999
                       million                                       Sole Initial
                       0.10% if                                      Shareholder
                       between $100-                                 Approval at
                       $150 million                                  Inception of
                       0.05% if $150                                 Fund
                       million or
                       more

Burnham U.S. Treasury  0.15% if less October 12, 1999      None      October 12,
Money Market Fund      than $100                                     1999
                       million                                       Sole Initial
                       0.10% if                                      Shareholder
                       between $100-                                 Approval at
                       $150 million                                  Inception of
                       0.05% if $150                                 Fund
                       million or
                       more

                                                                     Appendix B

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

                        BURNHAM ASSET MANAGEMENT CORP.

                    1325 Avenue of the Americas, 26th Floor
                              New York, NY 10019

                                                                         , 2000

Burnham Investors Trust, on behalf of
Burnham Money Market Fund and
Burnham U.S. Treasury Money Market Fund
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

Reich & Tang Asset Management, L. P.
600 Fifth Avenue
New York, NY 10020-2302

                             Subadvisory Agreement

Dear Sirs:

  Burnham Investors Trust (the "trust"), of which Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund (the "funds") are series, has been organized as a business trust under the laws of the State of Delaware to engage in the business of an investment company. The trust's shares of beneficial interest are currently divided into six series (including the funds), each series representing the entire undivided interest in a separate portfolio of assets.

  The board of trustees of the trust (the "trustees") has selected Burnham Asset Management Corp. (the "adviser") to provide overall investment advice and management for the funds, and to provide certain other services, under the terms and conditions provided in the investment advisory agreement, dated as of the date hereof, between the trust, on behalf of the funds, and the adviser (the "investment advisory agreement").

  The adviser and the trustees have selected Reich & Tang Asset Management, L.P. (the "subadviser") to provide the adviser and the funds with the advice and services set forth below, and the subadviser is willing to provide such advice and services, subject to the review of the trustees and overall supervision of the adviser, under the terms and conditions hereinafter set forth. The subadviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Accordingly, the trust, on behalf of the funds, and the adviser agree with the subadviser as follows:

  1. Delivery of Documents. The trust has furnished the subadviser with copies, properly certified or otherwise authenticated, of each of the following:

    (a) agreement and declaration of trust of the trust, dated August 20, 1998 (the "declaration of trust");

    (b) by-laws of the trust as in effect on the date hereof;

    (c) resolutions of the trustees selecting the subadviser as the investment subadviser to the funds and approving this subadvisory agreement (the "agreement");

    (d) resolutions of the trustees selecting the adviser as investment adviser to the funds and approving the investment advisory agreement and resolutions adopted by the initial shareholder of each fund approving the investment advisory agreement;

    (e) the adviser's investment advisory agreement;

    (f) each fund's prospectus and statement of additional information; and

    (g) the trust's code of ethics.

  The adviser will furnish the subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

  2. Investment Services. The subadviser will use its best efforts to provide to the funds continuing and suitable investment advice with respect to investments, subject always to the provisions of the trust's declaration of trust and by-laws and the Investment Company Act of 1940, as amended (the "1940 Act"), and to the investment objective, policies and restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a registered investment company) of each fund, as each of the same shall be from time to time in effect as set forth in that fund's prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from the adviser, and subject, further, to such policies and instructions as the board of trustees may from time to time establish and deliver to the subadviser. In the performance of the subadviser's duties hereunder, subject always to the provisions contained in the documents delivered to the subadviser pursuant to Section 1 above, as from time to time amended or supplemented, the subadviser will, at its own expense:

    (a) furnish the adviser and the funds with advice and recommendations, consistent with the investment policies, objectives and restrictions of the funds as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

    (b) furnish the adviser and the funds with advice in connection with policy decisions to be made by the board of trustees or any committee thereof about the funds' investments and, as requested, furnish the funds, with research, economic and statistical data in connection with the funds' investments and investment policies;

    (c) submit such reports relating to the valuation of the funds' securities as the adviser may reasonably request;

    (d) subject to prior consultation with the adviser, assist the funds in any negotiations relating to the funds' investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

    (e) consistent with the provisions of Section 7 of this agreement, place orders for the purchase, sale or exchange of portfolio securities for the funds' account with brokers or dealers selected by the adviser or the subadviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the subadviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the funds;

    (f) from time to time or at any time requested by the adviser or the trustees, make reports to the adviser or the trustees, as requested, of the subadviser's performance of the foregoing services;

    (g) subject to the supervision of the adviser, maintain and preserve the records required by the 1940 Act to be maintained by the subadviser (the subadviser agrees that such records are the property of the trust and copies will be surrendered to the trust promptly upon request therefor);

    (h) give instructions to the custodian (including any subcustodian) of the funds as to deliveries of securities to and from such custodian and payments of cash for the account of the funds, and advise the adviser on the same day such instructions are given;

    (i) cooperate generally with the funds and the adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Form N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the funds, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.

  In the performance of its duties hereunder, the subadviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the funds or trust in any way or otherwise be deemed to be an agent of the funds, the trust or of the adviser.

  3. Expenses Paid by the Subadviser. The subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

  4. Expenses of the Funds Not Paid by the Subadviser. The subadviser will not be required to pay any expenses which this agreement does not expressly state will be payable by the subadviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the subadviser will not be required to pay any fund expense or to reimburse the adviser for any such expense that the adviser is required to pay.

  5. Compensation of the Subadviser. The adviser will pay the subadviser, as compensation for services and expenses assumed hereunder, fees as set forth in
Schedule I. Subadvisory fees payable hereunder will be computed daily and paid monthly in arrears. If this agreement is effective subsequent to the first day of the month, or if this agreement is terminated, the fees provided in this section will be computed on the basis of the number of days in the month for which this agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The subadviser understands and agrees that neither the trust nor the funds have any liability for the subadviser's fees hereunder. Calculations of the subadviser's fees will be based on average net asset values as provided by the adviser.

  6. Other Activities of the Subadviser and Its Affiliates. Nothing herein contained will prevent the subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to either fund. It is specifically understood that officers, directors and employees of the subadviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the subadviser or of its affiliates.

  7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the funds, neither the subadviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The subadviser will not knowingly recommend that either fund purchase, sell or retain securities of any issuer in which the subadviser has a financial interest without obtaining prior approval of the adviser prior to the execution of any such transaction. The subadviser will provide quarterly compliance reports to a designated representative of the adviser reporting any violation of the subadviser's code of ethics.

  8. No Partnership or Joint Venture. The trust, the funds, the adviser and the subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

  9. Limitation of Liability of the Subadviser. The subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the trust, the funds or the adviser in connection with the matters to which this agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the subadviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement.

  10. Duration and Termination of this Agreement. This agreement will remain in effect until September 30, 2002 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position. This agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by either fund as to that fund by vote of a majority of the outstanding voting securities of each fund or by the board of trustees or by the adviser or by the subadviser. Termination of this agreement with respect to one fund will not be deemed to terminate or otherwise invalidate this agreement as to the other fund, or any provisions of any contract between the adviser or subadviser and any other series of the trust. This agreement will automatically terminate in the event of its assignment or upon the termination of the adviser's investment advisory agreement. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of "assignment," "interested person" and "voting security"), will apply.

  11. Amendment of this Agreement. No provision of this agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this agreement shall be effective until approved in accordance with the requirements of the 1940 Act as now in effect or as amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

  12. Miscellaneous.

    (a) The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name Burnham Investors Trust is the designation of the trustees under the declaration of trust, dated August 20, 1998 and the declaration of trust has been filed with the Secretary of State of the State of Delaware. The obligations of the trust and the funds are not personally binding upon, nor will resort be had to the private property of, any of the trustees, shareholders, officers, employees or agents of the trust or the funds, but only the funds' property shall be bound. The funds will not be liable for the obligations of any other series of the trust.

    (b) Nothing herein contained will limit or restrict the subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The trust and funds acknowledge that the subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the funds. The subadviser will have no obligation to acquire for the funds a position in any investment which the subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the subadviser, it is not feasible or desirable to acquire a position in such investment for the funds. Nothing herein contained will prevent the subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

    (c) Any information supplied by the subadviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is confidential and may be used only by the funds and/or its agents, and only in connection with the funds and its investments.

    (d) Governing Law. This agreement shall be governed by the substantive law of the State of New York and the applicable provisions of the 1940 Act.

                                      Yours very truly,

                                      BURNHAM ASSET MANAGEMENT CORP.

                                      By: _____________________________________
                                      Its: Executive Vice President

  The foregoing agreement is hereby agreed to as of the date thereof.

BURNHAM INVESTORS TRUST
on behalf of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund

By: _________________________________
Its: Executive Vice President

REICH & TANG ASSET MANAGEMENT, L.P.

By: Reich & Tang Inc.
Its: General Partner

By: _________________________________
Its: Chief Financial Officer

                                  SCHEDULE I

                                                               Annual Fee Rate
                                                               a Percentage of
                                                                Average daily
        Fund                   Assets Under Management           Net Assets
        ----                   -----------------------         ---------------
Burnham Money Market   Less than $100 million                       0.15%
Fund                   $100 million but less than $150 million      0.10%
                       $150 million or more                         0.05%

Burnham U.S. Treasury  Less than $100 million                       0.15%
Money Market Fund      $100 million but less than $150 million      0.10%
                       $150 million or more                         0.05%

  The average net asset value for the month will be based on the net asset value used in determining the price at which each fund's shares are sold, repurchased or redeemed on each day of the month.

  If this agreement becomes effective as to the funds subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the funds during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

                                                                      Appendix C

              CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE SUBADVISER

  The Subadviser acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                           Burnham Money Market Fund

                                                                 Subadviser's
                                                                 Relationship
                         Net Assets of                           to Other Fund
   Other Funds with     Other Funds at                            (Adviser or
  Similar Objectives    August 31, 2000       Fee Rate(1)         Subadviser)
  ------------------    ---------------       -----------        -------------
Cortland Trust, Inc.                    0.80% of the first $500  Adviser
                                        million of the Trust's
General Money Market                    average daily net
Portfolio                1,792,364,797  assets, 0.775% of the
                                        average daily net assets
                                        of the Trust in excess
                                        of $500 million but less
                                        than $1 billion, 0.75%
                                        of the average daily net
                                        assets of the Trust in
                                        excess of $1 billion but
                                        less than $1.5 billion,
                                        plus 0.725% of the
                                        Trust's average daily
                                        net assets in excess of
                                        $1.5 billion.



Institutional Daily                     .12% per annum of        Adviser
Income Fund                             average daily net assets

Money Market Portfolio   1,112,923,384



Pax World Money Market                  .15% per annum of        Subadviser
Fund, Inc.                 145,986,715  average daily net assets



Short Term Income                       .30% of average daily    Adviser
Fund, Inc.                              net assets not in excess
                                        of $750 million, plus
Money Market Portfolio   1,290,861,040  .29% of average daily
                                        net assets in excess of
                                        $750 million but not in
                                        excess of $1 billion,
                                        plus .28% of such assets
                                        in excess of $1 billion
                                        but not in excess of
                                        $1.5 billion, plus .27%
                                        of such assets in excess
                                        of $1.5 billion



Valiant General Money                   .06% of the first $500   Subadviser
Market Fund, Inc.          498,301,972  million of the Fund's
                                        average daily net
                                        assets, plus .05% of
                                        average daily net assets
                                        in excess of $500
                                        million but less than $1
                                        billion, plus .04% of
                                        such assets in excess of
                                        $1 billion but less than
                                        $1.5 billion, plus .035%
                                        of such assets in excess
                                        of $2 billion

-----------
(1) No fee waivers or reductions in place.

                    Burnham U.S. Treasury Money Market Fund

                                                                  Subadviser's
                                                                  Relationship
                          Net Assets of                           to Other Fund
   Other Funds with      Other Funds at                            (Adviser or
  Similar Objectives     August 31, 2000       Fee Rate(2)         Subadviser)
  ------------------     ---------------       -----------        -------------
Cortland Trust, Inc.                     0.80% of the first $500  Adviser
                                         million of the Trust's
U.S. Government            119,959,272   average daily net
Portfolio                                assets, 0.775% of the
                                         average daily net assets
                                         of the Trust in excess
                                         of $500 million but less
                                         than $1 billion, 0.75%
                                         of the average daily net
                                         assets of the Trust in
                                         excess of $1 billion but
                                         less than $1.5 billion,
                                         plus 0.725% of the
                                         Trust's average daily
                                         net assets in excess of
                                         $1.5 billion.



Institutional Daily                      .12% per annum of        Adviser
Income Fund                              average daily net assets

U.S. Treasury Portfolio    503,368,490



Short Term Income Fund,                  .275% of average daily   Adviser
Inc.                                     net assets not in excess
                                         of $250 million, plus
U.S. Government                          .25% of such assets in
Portfolio                  627,130,542   excess of $250 million



Valiant U.S. Treasury                    .06% of the first $500   Subadviser
Money Market Fund, Inc.                  million of the Fund's
                           469,239,409   average daily net
                                         assets, plus .05% of
                                         average daily net assets
                                         in excess of $500
                                         million but less than $1
                                         billion, plus .04% of
                                         such assets in excess of
                                         $1 billion but less than
                                         $1.5 billion, plus .035%
                                         of such assets in excess
                                         of $2 billion

-----------
(2) No fee waivers or reductions in place.

BURNPX00

1325 Avenue of the Americas - 26th Floor
New York, NY 10019

                          PLEASE VOTE YOUR PROXY TODAY

        Prompt response will save the expense of additional solicitations


CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.   VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
     ------------
     postage paid envelope. NOTE: Your proxy is not valid unless it is signed.
                                  -------------------------------------------

2.   VOTE BY TOUCH-TONE PHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER
     ------------------------
     printed in the right-hand column of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can
     ---------------------
     vote each card during the call. Each card has a different control number.

3.   VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter the CONTROL
     ---------------------
     NUMBER printed in the right-hand column of your proxy card and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                        IF YOU VOTE BY PHONE OR INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO www.proxyvote.com


                             BURNHAM INVESTORS TRUST
                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 10, 2000

     The undersigned shareholder of Burnham Money Market Fund and/or Burnham U.S. Treasury Money Market Fund (The "Funds") hereby appoints Bernadette N.
Finn and Frank A. Passantino, and each of them, as attorneys and proxies of the undersigned, with Power of Substitution, to vote all of the shares of beneficial interest of the funds standing in the name of the undersigned at the close of business on September 1, 2000 at the special meeting of Shareholders of the Funds to be held at the offices of the Subadviser at 600 Fifth Avenue, New York, NY 10020 at 2:00 p.m. on October 10, 2000, and at all Adjournments thereof, with all of the powers the Undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or, if not marked to vote, "for" the proposal and to use their discretion to vote any other matter as may properly come before the meeting. if you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

This proxy is solicited by the Board of Trustees and will be voted "for" the proposal listed below unless otherwise indicated.

To vote, mark blocks below in blue or black ink as follows |X|              Keep this portion for your records
--------------------------------------------------------------------------------------------------------------
                                                                    (Detach here and return this portion only)
--------------------------------------------------------------------------------------------------------------
Burnham Investors Trust

    Vote on Proposal                                                             For     Against     Abstain

1.  To approve a new Sub-advisory Agreement                                      [_]       [_]         [_]

Please sign name or names as printed above to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

----------------------------------                  -------------------------------------
Signature                                           Signature (Joint Owners)      Date